ADVANCED SERIES TRUST
AST Horizon Moderate Asset Allocation Portfolio
AST Moderate Asset Allocation Portfolio
AST First Trust Capital Appreciation Target Portfolio

Supplement dated March 25, 2013 to the
Prospectus and Statement of Additional Information (SAI)
each dated April 30, 2012, as Supplemented to Date
________________________________________________________________

At recent special meetings of shareholders of each of the AST Horizon Moderate Asset Allocation Portfolio (the Horizon Portfolio), the AST Moderate Asset Allocation Portfolio (the Moderate Portfolio) and the AST First Trust Capital Appreciation Target Portfolio (the First Trust Portfolio, and together with the Horizon Portfolio and the Moderate Portfolio, the Portfolios) of the Advanced Series Trust (the Trust) identified above, shareholders of the Portfolios approved the proposals more specifically discussed below. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract Prospectus. The following should be read in conjunction with the Prospectus and SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and SAI.

I. AST Horizon Moderate Asset Allocation Portfolio & AST Moderate Asset Allocation Portfolio:

Shareholders approved an amendment to the investment management agreement for each of the Horizon Portfolio and the Moderate Portfolio, including an increased management fee, as part of an overall plan to implement a new investment strategy, appoint a new subadviser and a change from a fund-of-funds strategy where some fees are paid at the underlying fund level, to a portfolio that primarily invests directly in securities. Although the amended agreement includes an increase in the fee paid directly by each of the Horizon Portfolio and the Moderate Portfolio, the fees and expenses associated with the underlying funds in the current fund-of-funds strategy will be eliminated. The investment managers of the Horizon Portfolio and the Moderate Portfolio, Prudential Investments LLC and AST Investment Services, Inc., will retain Goldman Sachs Asset Management, L.P. and RCM Capital Management LLC* as the new subadvisers for the Horizon Portfolio and the Moderate Portfolio, respectively.

These changes are expected to become effective on or about the close of business on April 29, 2013. At that time, the Horizon Portfolio will change its name to the AST Goldman Sachs Multi-Asset Portfolio, and the Moderate Portfolio will change its name to the AST RCM World Trends Portfolio. More detailed information will be included in the annual update to the Trust’s Prospectus, which will be filed with the U.S. Securities and Exchange Commission and will be effective as of April 29, 2013.

II. AST First Trust Capital Appreciation Target Portfolio:

Shareholders approved replacing First Trust Advisors L.P. as the Portfolio’s subadviser with Quantitative Management Associates LLC and Prudential Investment Management, Inc., as part of an overall plan to implement a new investment strategy, including changes to the First Trust Portfolio’s non-fundamental investment policies. These changes are expected to become effective on or about the close of business on April 29, 2013. At that time, the First Trust Portfolio will change its name to the AST Prudential Growth Allocation Portfolio. More detailed information will be included in the annual update to the Trust’s Prospectus, which will be filed with the U.S. Securities and Exchange Commission and will be effective as of April 29, 2013.

* Due to an internal reorganization at RCM’s parent company, Allianz Global Investors, it is currently expected that RCM will merge into Allianz Global Investors U.S., LLC, effective on or about April 1, 2013. If the planned merger occurs as expected on this date, then the subadvisory agreement for the Moderate Portfolio will be with the surviving entity. If the planned merger does not occur, then the subadvisory agreement for the Moderate Portfolio will be with RCM Capital Management LLC.

ASTSUP17